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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 26, 2004
(Date of earliest event reported)

McDATA Corporation
(Exact name of registrant as specified in its charter)

A Delaware Corporation	000-31257	84-1421844
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Interlocken Crescent, Broomfield, Colorado 80021
(Address of principal executive offices, including Zip Code)

Telephone Number (720) 558-8000
(Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On April 26, 2004, McDATA Corporation (the "Company") dismissed PricewaterhouseCoopers LLP as its independent accountants. The Company's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants. The Company's Board of Directors, upon the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year ending January 31, 2005.

        PricewaterhouseCoopers LLP's audit reports on the Company's consolidated financial statements as of and for the years ended December 31, 2002, January 31, 2004 and for the month ended January 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of the financial statements of the Company for the years ended December 31, 2002, January 31, 2004, and for the month ended January 31, 2003, and through April 26, 2004, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PricewaterhouseCoopers LLP's satisfaction, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its audit reports on the Company's consolidated financial statements for such years and month, and except for the material weakness relating to the accounting for a securities lending program which was resolved with improved communications between the Company's treasury and accounting functions as more fully disclosed in the Company's Form 10-Q/A for the quarter ended October 31, 2003 and the Company's Form 10-K for the fiscal year ended January 31, 2004, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company has provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PricewaterhouseCoopers LLP agrees with the above statements. Attached hereto as Exhibit 16 is PricewaterhouseCoopers LLP's response letter.

        During the two most recent fiscal years and through April 26, 2004, the Company has not consulted with Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

Exhibit No.	Description
16	Letter from PricewaterhouseCoopers LLP Regarding Change in Certifying Accountant
99	Press Release Announcing Change in Auditor

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDATA Corporation
By:	/s/ THOMAS O. MCGIMPSEY Thomas O. McGimpsey Vice President, General Counsel and Business Development

Dated: April 29, 2004

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  ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE